DEBENTURE


THIS DEBENTURE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER, (THE "1933 ACT") AND MAY ONLY BE OFFERED OR SOLD PURSUANT TO REGISTRATION UNDER OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

7.0% CUMULATIVE CONVERTIBLE DEBENTURE DUE

$3,350,000                                           December 14, 1998

     FOR VALUE RECEIVED, AmeriResources Technologies, Inc, a Delaware corporation, (the "Company"), hereby promises to pay to or registered assigns (the "Holder"), on December 14, 2001 (the "Maturity Date"), the principal amount of Three Million Three Hundred Fifty Thousand Dollars ($3,350,000) USD, and to pay interest on the principal amount hereof, in such amounts, at such times and on such terms and conditions as are specified herein.

Article 1. Interest

     The Company shall pay interest on the unpaid principal amount of the Debenture (the "Debenture") at the rate of Seven Percent (7.0%) per year, payable at the time of each conversion until the principal amount hereof is paid in full or has been converted. Interest on this Debenture shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from December 14, 1998. Interest shall be computed on the basis of a 360 day year of 12, 30 day months. If the Holder shall convert this Debenture during any quarter, the Company shall pay to the Holder, upon conversion, the pro-rata portion of accrued interest payable through the conversion date.

Article 2. Method of Payment

     This Debenture must be surrendered to the Company in order for the Holder to receive payment of the principal amount hereof. The Company shall have the option of paying the interest on this Debenture in United States dollars or in Common Stock upon conversion pursuant to Article 3 hereof. The Company may draw a check for the payment of interest to the order of the Holder of this Debenture and mail it to the Holder's address as shown on the Register (as defined in Section 7.2 below). Interest and principal payments shall be subject to withholding under applicable United States Federal Internal Revenue Service Regulation.

Article 3.  Conversion

     Section 3.1. Conversion Privilege

     (a) The Holder of this Debenture shall have the right , at its option, to convert it into shares of common stock, par value $0.0001 per share, of the Company ("Common Stock") at any time after December 14, 2001, except as set forth in Section 3.1(c) below. The number of shares of Common Stock issuable upon conversion of this Debenture is determined by dividing the principal amount hereof to be converted plus all accrued an unpaid interest thereof minus any required withholding by the conversion price in effect on the conversion date (as defined in paragraph (b) of this Section 3.1 below) and rounding the result to the nearest whole share. On conversion, no payment of or adjustment (other than as provided in the previous sentence) for accrued and unpaid interest shall be made whether or not such conversion occurs before, on or after an interest payment date.

     (b) The conversion price and procedures are set forth in Section 3.2.

     (c) Less than all of the principal amount of this Debenture may be converted into Common Stock of the Company if the portion converted is $5,000 or a whole multiple of $5,000 and the provisions of this Article 3 that apply to the conversion of all of the Debenture shall also apply to the conversion of a portion of it. All accrued and unpaid interest on this Debenture shall be added to the amount converted if less than all of the principal amount of this Debenture is converted and shall be deemed to be paid and discharged thereby. This Debenture may not be converted, whether in whole or in part, except in accordance with Section 3.2.

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     Section 3.2. Conversion Procedure

     (a) Debentures. Upon the conversion of this Debenture, the holder thereof shall submit such Debenture to the Company, and the Company shall, within fourteen (14) business days of receipt of such Debenture, instruct the Company's transfer agent to issue on or more Certificates representing that number of shares of Common Stock into which the Debenture is convertible in accordance with the provisions regarding conversion set forth in Exhibit A hereto. The Company's transfer agent or attorney shall act as Debenture Registrar and shall maintain an appropriate ledger containing the necessary information with respect to each Debenture.

     (b) Common Stock to be Issued With Restrictive Legend. Upon the conversion of this Debenture and upon receipt by the Company of a facsimile or original of Purchaser's signed Notice of Conversion and Purchaser Representation Letter (See Exhibits A and B attached hereto) the Company shall instruct the Company's transfer agent to issued Stock Certificates with restrictive legend or stop transfer instruction in the name of Purchaser (or its nominee as may be designated by Purchaser prior to the closing) and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion, as applicable. Seller warrants that no instruction other than these instructions have been given or will be given to the transfer agent and that the Common Stock shall be restricted on the books and records of the Company. Nothing in this Section 3.2, however, shall affect in any way Purchaser's or such nominee's obligations and agreements to comply with all applicable securities laws upon resale of the Securities.

     (c) The holder of the Debenture ("Holder") is entitled, at its option, on December 14, 2001 to convert the original principal amount of the Debenture into shares of Common Stock, $0.0001 par value per share, of the Company (the "Common Stock"), at a conversion price for each share of Common Stock equal to the average closing bid price of the Company's Common Stock for the five (5) trading days immediately preceding and ending on the day preceding the date of conversion. Such conversion shall be effectuated by surrendering to the Company, or its attorney, the original Debenture to be converted together with a facsimile or original of the signed Notice of Conversion and facsimile or original of the signed Purchaser Representation Letter, see Exhibits A and B attached hereto, which evidences such Holder's intention to convert the Debenture or a specified portion thereof, and accompanied by proper assignment, if applicable. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded up or down, as the case may be, to the nearest whole share. The date on which notice of conversion is effective ("Conversion Date") shall be deemed to be the date on which the Holder has delivered to the Company the original Debenture, a facsimile or original of the signed Notice of Conversion and a facsimile or original of the signed Purchaser Representation Letter.

     (d) Nothing contained in this Debenture or paragraph 3.2(f) hereof, shall be deemed to establish or require the payment of interest to the Purchaser at a rate in excess of the maximum rate permitted by governing law. In the event that the rate on interest required to be paid under the Debenture exceeds the maximum rate permitted by governing law, the rate of interest required to be paid thereunder shall be automatically reduced to the maximum rate permitted under the governing and any amounts collected in excess of the permissible amount shall be deemed a payment of principal. To the extent that such excess amount exceeds the aggregate principal amount of this Debenture, such excess shall be returned with reasonable promptness by the Holder to the Company.

     (e) Within fourteen (14) business days after receipt of the documentation referred to above in Section 3.2(c), the Company shall deliver instructions to its transfer agent to issue the number of shares of Common Stock issuable upon the conversion. It shall be the Company's responsibility to take all necessary actions and to bear all such costs to issue the Common Stock as provided herein, including the responsibility and cost for delivery of an opinion letter to the transfer agent, if so required. The person in whose name the certificate of Common Stock is to be registered shall be treated as a shareholder of record on and after the conversion date. No payment of adjustment shall be made for accrued and unpaid interest until the earlier of the Conversion Date or the mandatory conversion date. Upon surrender of any Debentures that are to be converted in part, the Company shall issue to the Purchase a new Debenture qual to the unconverted amount, if so requested by Purchaser.

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     Section 3.3  Fractional  Shares.  The Company  shall not issue a fractional share of Common Stock upon the conversion of this Debenture. Instead, the Company shall round up or down, as the case may be, to the nearest whole share.

     Section 3.4 Taxes on Conversion. The Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion of this Debenture. However, the Holder shall pay any such tax which is due because the shares are issued in a name other than its name.

     Section 3.5 Company to Reserve Stock. The Company shall reserve out of its authorized but unissued Common Stock or Common Stock held in treasury a sufficient number of shares of Common Stock to permit the conversion of this Debenture. All shares of Common Stock which may be issued upon the conversion hereof shall upon issuance be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

     Section 3.6. Restrictions on Transfer. This Debenture and the Common Stock issuable upon the conversion hereof have not been registered under the Securities Act of 1933, as amended, (the "Act") and have been sold pursuant to Rule 144 under the Act ("Rule 144"). The Debenture and the Common Stock issuable upon the conversion thereof may only be offered or sold pursuant to registration under or an exemption from the Act.

     Section 3.7. Mergers, Etc. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee shall amend this Debenture to provide that it may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation , sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable to adjustments provided for in this Article 3.

Article 4.  Mergers

     The Company shall not consolidate or merge into, or transfer all or substantially all of its assets to, any person, unless such person assumes the obligations of the Company under his Debenture and immediately after such transaction no Event of Default exists. Any reference herein to the Company shall refer to such surviving or transferee corporation and the obligations of the Company shall terminate upon such assumption.

Article 5. Reports

     The Company will mail to the Holder hereof at its address as shown on the Register a copy of any annual, quarterly or current report that it files with the Securities and Exchange Commission promptly after the filing thereof and a copy of any annual, quarterly or other report or proxy statement that it gives to its shareholders generally at the time such report or statement is sent to shareholders.

Article 6. Defaults and Remedies

     Section 6.1 Events of Default. an "Event of Default" occurs if (a) the Company does not make the payment of the principal of this Debenture when the same becomes due and payable at maturity, upon redemption or otherwise, (b) the Company does not make a payment, other than a payment of principal, for a period of 5 days thereafter, (c) the Company fails to comply with any of its other agreements in this Debenture and such failure continues for the period and after the notice specified below, (d) the Company pursuant to or within the meaning of any Bankruptcy Law (as hereinafter defined): (i) commences a voluntary case;
(ii) consents to the entry of an order for relief against it in an involuntary case; (iii) consents to the appointment of a Custodian (as hereinafter defined)

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of it or for all or  substantially  all of its  property or (iv) makes a general assignment for the benefit of its creditors or (v) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that : (A) is for relief against the Company in an involuntary case; (B) appoints a Custodian of the Company or for all or substantially all of its property or (C) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for 60 days, (D) the Company shall have its Common Stock delisted from an exchange or over-the-counter market. As used in this Section 6.1, the term "Bankruptcy Law" means Title 11 of the United States Code or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law. A default under clause (C)above is not an Event of Default until the holders of at least 25% of the aggregate principal amount of the Debentures outstanding notify the Company of such default and the Company does not cure it within five (5) days after the receipt of such notice, which must specify the default, demand that it be remedied and state that it is a "Notice of Default."

     Section 6.2. Acceleration. If an Event of Default occurs and is continuing, the Holder hereof by notice to the Company, may declare the principal of and accrued interest on this Debenture to be due and payable. Upon such declaration, the principal and interest hereof shall be due and payable immediately.

Article 7.  Registered Debentures

     Section 7.1. Series. This Debenture is one of a numbered series of Debentures having an aggregate principal amount of $3,350,000 which are identical except as to the principal amount and date of issuance thereof and as to any restriction on the transfer thereof in order to comply with the Securities Act of 1933 and the regulations of the Securities and Exchange
Commission promulgated thereunder. Such Debentures are referred to herein collectively as the "Debentures." The Debentures shall be issued in whole multiples of $5,000.

     Section 7.2. Record Ownership. The Company, or its attorney, shall maintain a register of the holders of the Debentures (the "Register") showing their names and addresses and the serial numbers and principal amounts of Debentures issued to or transferred of record by them from time to time. The Register may be maintained in electronic, magnetic or other computerized form. The Company may treat the person named as the Holder of this Debenture in the Register as the sole owner of this Debenture. The Holder of this Debenture is the person exclusively entitled to receive payments of interest on this Debenture, receive notifications with respect to this Debenture, convert it into Common Stock and otherwise exercise all rights and powers as the absolute owner hereof.

     Section 7.3. Registration of Transfer. Transfers of this Debenture may be registered on the books of the Company maintained for such purpose pursuant to
Section 7.2 above (i.e., the Register). Transfers shall be registered when this Debenture is presented to the Company with a request to register the transfer hereof and the Debenture is duly endorsed by the appropriate person, reasonable assurances are made that the endorsements are genuine and effective, and the Company has received evidence satisfactory to it that such transfer is rightful and in compliance with all applicable laws, including tax laws and state and federal securities laws. When this Debenture is presented for transfer and duly transferred hereunder, it shall be canceled and a new Debenture showing the name of the transferee as the record holder thereof shall be issued in lieu hereof. When this Debenture is presented to the Company with a reasonable request to exchange it for an equal principal amount of Debentures of other denominations, the Company shall make such exchange and shall cancel this Debenture and issue in lieu thereof Debentures having a total principal amount equal to this Debenture in the denominations requested by the Holder. The Company may charge a reasonable fee for any registration of transfer or exchange other than one occasioned by a notice of redemption or the conversion hereof.

     Section 7.4. Worn or Lost Debentures. If this Debenture becomes worn, defaced or mutilated but is still substantially intact and recognizable, the Company or its agent may issue a new Debenture in lieu hereof upon its surrender. Where the Holder of this Debenture claims that the Debenture has been lost, destroyed or wrongfully taken, the Company shall issue a new Debenture in place of the original Debenture if the Holder so requests by written notice to the Company actually received by the Company before it is notified that the Debenture has been acquired by a bona fide purchaser and the Holder has delivered to the Company an indemnity bond in such amount and issued by such surety as the Company deems satisfactory together with an affidavit of the Holder setting forth the facts concerning such loss, destruction or wrongful taking and such other information in such form with such proof or verification as the Company may request.

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Article 8.  Notices

     Any notice which is required or convenient under the terms of this Debenture shall be duly given if it is in writing and delivered in person or mailed by first class mail, postage prepaid and directed to the Holder of the Debenture at its address as it appears on the Register or if to the Company to its principal executive offices. The time when such notice is sent shall be the time of the giving of the notice.

Article 9.  Time

     Where this Debenture authorizes or requires the payment of money or the performance of a condition or obligation on a Saturday or Sunday or a public holiday, or authorizes or requires the payment of money or the performance of a condition or obligation within, before or after a period of time computed from a certain date, and such period of time ends on a Saturday or Sunday or a public holiday, such payment may be made or condition or obligation performed on the next succeeding business day, and if the period ends at a specified hour, such payment may be made or condition performed, at or before the same hour of such next succeeding business day, with the same force and effect as if made or performed in accordance with the terms of this Debenture. Where time is extended by virtue of the provisions of this Article 9, such extended time shall not be included in the computation of interest. A "business day" shall mean a day on which banks are not required or allowed to be closed.

Article 10.  Waivers

     The holders of a majority in principal amount of the Debentures may waive a default or rescind the declaration of an Event of Default and its consequences except for a default in the payment of principal of or interest on any Debenture.

Article 11.  Rules of Construction

     In this Debenture, unless the context otherwise requires, words in the singular number include the plural, and in the plural include the singular, and words of the masculine gender include the feminine and the neuter, and when the sense so indicates, words of the neuter gender may refer to any gender. The numbers and titles of sections contained in the Debenture are inserted for convenience of reference only, and they neither form a part of this Debenture nor are they to be used in the construction or interpretation hereof. Wherever, in this Debenture, a determination of the Company is required or allowed, such determination shall be made by a majority of the Board of Directors of the Company and if it is made in good faith, it shall be conclusive and binding upon the Company and the Holder of this Debenture.

Article 12.  Governing Law

     The validity, terms, performance and enforcement of this Debenture shall be governed and construed by the provisions hereof and in accordance with the laws of the State of Kansas.

     IN WITNESS WHEREOF, the Company has duly executed this Debenture as of the date first written above.

                                                AMERIRESOURCES TECHNOLOGIES INC.



                                                By:  /s/ Delmar Janovec
                                                Name:    Delmar Janovec
                                                Title:   Chief Executive Officer

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                                    Exhibit A

                              NOTICE OF CONVERSION


        (To be Executed by the Registered Holder in order to Convert the Debentures.)


     The undersigned hereby irrevocably elects, as of , 199 to convert $ of the Debentures into Shares of Common Stock (the "Shares") of AmeriResources Technologies, Inc. (the "Company") according to the conditions set forth in the Stock Purchase Agreement dated December 14, 1998.


Date of Conversion __________________

Applicable Conversion Price _____________

Number of Shares Issuable upon this conversion _______________

Signature ______________________________________
                        [Name]

Address _____________________________________

_____________________________________________

Phone _______________________ Fax ____________________












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                                    EXHIBIT B

                         PURCHASER REPRESENTATION LETTER

Dear Sirs:

     The undersigned , has purchased on December 14, 1998, One (1) convertible Debenture(s) of AmeriResource Technologies, Inc. (the "Company") in the amount of $_____________ , (the "Debenture(s)"). In connection with such purchase, the undersigned has executed and delivered a Stock Purchase Agreement ("Stock Purchase Agreement") of your design.

         The undersigned represents and warrants as follows:



Dated this _____ day of the month of ________________, 1998.

By:


______________________________             ________________________
Official Signature of Purchase             Title


                             Assignment of Debenture


     The   undersigned    hereby   sell(s)   and   assign(s)   and   transfer(s)
_____________________________________________

     unto __________________________________________________________________
          __________________________________________________________________
          __________________________________________________________________
          __________________________________________________________________
                  (Name, address, and SSN or EIN of assignee)

           _____________________________Dollars ($__________________ )
         (principal amount of Debenture, $ or integral multiples of $ )

     of principal amount of this Debenture together with all accrued and unpaid interest hereon.


     Date:_______________ Signed: ___________________________________________

   (Signature must conform in all respects to shown name of Holder of face of
                                   Debenture)

       Signature __________________________ Guaranteed:__________________

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